UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2020

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Brain Scientific Inc. (the “Company”), while undergoing the review of its consolidated financial statements for the six months ended June 30, 2020, commenced an evaluation of its accounting in connection with certain of its outstanding indebtedness for derivative accounting in accordance with ASC 815. Management of the Company originally deemed these agreements to be fixed in nature and a derivative would not need be recognized.

On August 12, 2020, under the authority of the board of directors, the Company, following discussion with Sadler, Gibb & Associates, LLC, the Company’s independent registered public accounting firm (“Sadler”), determined that these agreements and underlying warrants should have been recorded as a derivative with changes in the fair value of the derivative to be recorded in the condensed consolidated statement of operations and comprehensive loss, and concluded that the Company's previously filed financial statements for the three months ended March 31, 2020, can no longer be relied upon as the result thereof.

As a result of the aforementioned items, the financial statements for the three months ended March 31, 2020 will be restated. The Company anticipates filing the restated financial statements as soon as practicable, however the time required to complete the restatements cannot be stated with full certainty at this time.

Additionally, the Company discussed with Sadler the matters to be disclosed in this Current Report on Form 8-K. Sadler was provided a copy of the disclosures made herein and was given the opportunity, no later than the day of filing this Current Report on Form 8-K, to review these disclosures and provide us with a letter stating whether or not they agree with these disclosures. A copy of the letter from Sadler is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.

Until the Company has reissued the restated results for the applicable period discussed above, investors and other users of the Company’s filings with the SEC are cautioned to not rely on the Company’s financial statements in question, to the extent that they are affected by the accounting issues described above. Similarly, related press releases, earnings releases, and investor communications describing the Company's financial statements for these periods should no longer be relied upon.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Letter from Sadler, Gibb & Associates, LLC, dated August 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2020

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President